Item 77C - DWS International Equity
Portfolio
Shareholder Meeting Results
A Special Meeting of shareholders (the
"Meeting") of DWS International Equity
Portfolio (the "Portfolio") was held on May 5,
2006, at the offices of Deutsche Asset
Management, 345 Park Avenue, New York,
New York 10154. At the Meeting, the following matters were voted upon by the shareholders
(the resulting votes are presented below).
I. Election of Trustees.

Number of Votes:

For
Withheld
Henry P. Becton, Jr.
11,184,007.458
523,991.932
Dawn-Marie Driscoll
11,147,231.944
560,767.446
Keith R. Fox
11,184,007.458
523,991.932
Kenneth C. Froewiss
11,184,007.458
523,991.932
Martin J. Gruber
11,184,007.458
523,991.932
Richard J. Herring
11,184,007.458
523,991.932
Graham E. Jones
11,184,007.458
523,991.932
Rebecca W. Rimel
11,147,231.944
560,767.446
Philip Saunders, Jr.
11,184,007.458
523,991.932
William N. Searcy, Jr.
11,184,007.458
523,991.932
Jean Gleason Stromberg
11,147,231.944
560,767.446
Carl W. Vogt
11,184,007.458
523,991.932
Axel Schwarzer
11,184,007.458
523,991.932
II. Approval of revised fundamental investment
restrictions on:
II-A. Borrowing Money
Number of Votes:
For
Against
Abstain
10,952,000.792
620,616.309
135,382.289
II-B. Pledging Assets
Number of Votes:
For
Against
Abstain
10,953,007.742
619,609.359
135,382.289

II-C. Senior Securities
Number of Votes:
For
Against
Abstain
10,953,007.742
619,609.359
135,382.289
II-D. Concentration
Number of Votes:
For
Against
Abstain
11,081,740.635
490,876.466
135,382.289
II-E. Underwriting of Securities
Number of Votes:
For
Against
Abstain
10,953,007.742
619,609.359
135,382.289
II-F. Real Estate Investments
Number of Votes:
For
Against
Abstain
11,081,740.635
490,876.466
135,382.289
II-G. Commodities
Number of Votes:
For
Against
Abstain
11,080,733.684
491,883.417
135,382.289
II-H. Lending
Number of Votes:
For
Against
Abstain
11,081,740.635
490,876.466
135,382.289
II-I. Portfolio Diversification for
Diversified Funds
Number of Votes:
For
Against
Abstain
10,953,007.742
619,609.359
135,382.289

G:\sec_reg\NSAR\2006\Item 77C DWS International Equity
Portfolio.doc